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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): April 5, 2004
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                          UNITED INDUSTRIAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

          1-4252                              95-2081809
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 (Commission File Number)          (I.R.S. Employer Identification No.)

   124 INDUSTRY LANE, HUNT VALLEY, MD                21030
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(Address of Principal Executive Offices)           (Zip Code)

                                 (410) 628-3500
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

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Item 4.    Changes in Registrant's Certifying Accountant.
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(a) On April 5, 2004, United Industrial Corporation (the "Company") engaged KPMG
LLP ("KPMG") as the Company's independent accountants to audit the Company's consolidated financial statements for the year ending December 31, 2004. Ernst & Young LLP ("Ernst & Young"), who had been engaged as the Company's principal independent accountants since 1962, was dismissed on such date.

(b) The decision to change the Company's independent accountants from Ernst & Young to KPMG was made by the Audit Committee of the Company's Board of Directors.

(c) Ernst & Young's reports on the Company's consolidated financial statements during the two-year period ended December 31, 2003 did not contain an adverse opinion or disclaimer opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

(d) During the two-year period ended December 31, 2003, and the subsequent interim period preceding such dismissal, the Company did not have any disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

(e) During the two-year period ended December 31, 2003 and the subsequent interim period preceding such dismissal, there were no "reportable events" (as hereinafter defined) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term "reportable event" means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

(f) During the two-year period ended December 31, 2003 and the subsequent interim period prior to KPMG's engagement, neither the Company nor anyone on its behalf consulted KPMG regarding either the application of accounting principles to a specified transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has KPMG provided to the Company a written report or oral advice regarding such principles or audit opinion.

(g) The Company has requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Ernst & Young dated April 6, 2004 is filed as Exhibit 16 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.
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           (c)  Exhibits.

           16. Letter from Ernst & Young LLP, dated April 6, 2004 pursuant to
Item 304(a)(3) of Regulation S-K, regarding change in certifying accountant.


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        United Industrial Corporation



                                        By:   /s/ James H. Perry
                                             -----------------------------------
                                             James H. Perry
                                             Chief Financial Officer,
                                             Vice President and Treasurer


Date: April 6, 2004



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                                  EXHIBIT INDEX

Exhibit No.         Exhibit
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   16               Letter from Ernst & Young LLP, dated April 6, 2004 pursuant to Item 304(a)(3) of Regulation S-K, regarding change in certifying accountant.






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